-----------------------------
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                                                   -----------------------------
                                                   OMB Number: 3235-0570

                                                   Expires: September 30, 2007

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                                                   hours per response: 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number    811-08883
                                   --------------------------

                         The Shepherd Street Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


 480 Shepherd Street      Winston-Salem, North Carolina          27103
--------------------------------------------------------------------------------
           (Address of principal executive offices)           (Zip code)

                              John F. Splain, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (336) 768-7230
                                                     ----------------------

Date of fiscal year end:        September 30, 2006
                          ------------------------------


Date of reporting period:       September 30, 2006
                          ------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.




                        ==============================




                                    SHEPHERD
                                     STREET
                                     EQUITY
                                      FUND







                        ==============================



                        THE SHEPHERD STREET FUNDS, INC.
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2006

THE SHEPHERD STREET EQUITY FUND                                 OCTOBER 30, 2006
================================================================================

Dear Shareholder:

On September 30, 2006, the Shepherd Street Equity Fund (the "Fund") completed its eighth year of investment operations. For the past twelve months, the Fund posted a return of 0.70%. By comparison, the S&P 500, the Fund's benchmark, posted a return of 10.79%. After nearly seven years of outperformance by small- and mid-cap companies, we believed that many large-caps, traditionally blue chip stocks were under-valued and under-owned. We bought those stocks at what we considered to be extremely reasonable prices, but during the year we were not rewarded and our underperformance relative to the S&P 500 was the most significant in the Fund's history. The Fund's cumulative return now totals 51.96% and the average annual return is 5.37% compared to the 53.43% cumulative return in the S&P 500 and the average annual return of 5.50%.

Our investment process is driven by valuations as we focus on the intrinsic value of a company and the risk adjusted return to our portfolio. We believe that buying above average businesses at below average prices will result in outperformance over the long term. Often that requires seeking what is out of favor and contrary to the prevailing views in the market. While our poor performance over the past twelve months was generally due to our belief that large-cap S&P 500 names that have lagged the small- and mid-caps for nearly seven years, offered the type of investment value that is rewarded in the long term, the Fund struggled for two specific reasons. First, the Fund's holdings in the energy sector did not perform well over the year as their exploration and production efforts were slow to take advantage of high energy prices. Second, several of our technology stocks underperformed, particularly Intel and Dell, which posted poor operational results leading to significant sell-offs in their share price. Both companies have had to refocus their efforts and we believe that they have taken the necessary steps to improve their operations and share prices.

Several of our stocks performed very well for the year. Our top holding was Novagold, a small mineral exploration company that gained 96% for the twelve month period. The Fund also enjoyed strong performance in its investments in Cisco Systems (up 28%), Falconstor Software (increasing 27%) and Pepsi (gaining 15%). The Fund has continued to take advantage of opportunities in the initial public offering and secondary market. Over the last twelve months, these investments added .55% to the Fund's overall return.

In our last report to you, we discussed the pressures that energy prices and the Federal Reserve have had on the equity markets. Recently, both of these pressures have abated and the markets have responded positively with several indices reaching all time highs. Energy prices have fallen to a much more reasonable level and the Federal Reserve has signaled that it may be through raising interest rates. Although there is concern that the economy has been weakened too much by interest rate hikes and high energy prices, corporate and consumer sentiment suggest the economy will continue to show moderate growth and our companies continue to report solid earnings growth. Consequently, we are very optimistic about the potential for our holdings in the coming months. Although it has taken longer than we anticipated, it appears the market has come to realize that large-cap growth stocks are selling at historically low prices relative to their earnings and potential growth. As a result, these companies have seen significant increases in share prices over the past several months, confirming that our willingness to own companies that others reject or ignore will continue to drive our long term success.

We very much appreciate your investment in the Shepherd Street Equity Fund and continue to pledge our total effort to grow your investment.

                                                Sincerely yours,

                                                /s/ David B. Rea

                                                David B. Rea, Portfolio Manager

THE SHEPHERD STREET EQUITY FUND
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SHEPHERD STREET EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX


                              [GRAPHIC OMITTED]


     THE SHEPHERD STREET EQUITY FUND            S&P 500 INDEX
     -------------------------------           ---------------

        10/1/1998     $   10,000            10/1/1998    $   10,000
       12/31/1998         12,040           12/31/1998        12,506
        3/31/1999         12,080            3/31/1999        13,129
        6/30/1999         13,730            6/30/1999        14,055
        9/30/1999         12,840            9/30/1999        13,177
       12/31/1999         14,400           12/31/1999        15,138
        3/31/2000         15,085            3/31/2000        15,485
        6/30/2000         15,054            6/30/2000        15,073
        9/30/2000         15,064            9/30/2000        14,927
       12/31/2000         14,359           12/31/2000        13,759
        3/31/2001         13,085            3/31/2001        12,128
        6/30/2001         14,529            6/30/2001        12,837
        9/30/2001         11,797            9/30/2001        10,953
       12/31/2001         14,004           12/31/2001        12,126
        3/31/2002         13,310            3/31/2002        12,159
        6/30/2002         12,071            6/30/2002        10,530
        9/30/2002         10,190            9/30/2002         8,710
       12/31/2002         10,768           12/31/2002         9,445
        3/31/2003         10,684            3/31/2003         9,148
        6/30/2003         11,987            6/30/2003        10,556
        9/30/2003         12,638            9/30/2003        10,835
       12/31/2003         14,193           12/31/2003        12,155
        3/31/2004         14,960            3/31/2004        12,361
        6/30/2004         14,770            6/30/2004        12,573
        9/30/2004         14,193            9/30/2004        12,338
       12/31/2004         15,565           12/31/2004        13,477
        3/31/2005         14,575            3/31/2005        13,187
        6/30/2005         14,775            6/30/2005        13,368
        9/30/2005         15,091            9/30/2005        13,849
       12/31/2005         15,049           12/31/2005        14,138
        3/31/2006         15,670            3/31/2006        14,733
        6/30/2006         14,617            6/30/2006        14,521
        9/30/2006         15,196            9/30/2006        15,343

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)
                                    (for periods ended September 30, 2006)

                                     1 YEAR     5 YEARS    SINCE INCEPTION*
                                     ------     -------    ----------------
The Shepherd Street Equity Fund       0.70%      5.19%          5.37%
Standard & Poor's 500 Index          10.79%      6.97%          5.50%
--------------------------------------------------------------------------------

*    Initial public offering of shares was October 2, 1998.

(a) The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE SHEPHERD STREET EQUITY FUND
================================================================================
                THE SHEPHERD STREET EQUITY FUND VS S&P 500 INDEX
                             SECTOR DIVERSIFICATION
                      AS OF SEPTEMBER 30, 2006 (UNAUDITED)


                              [GRAPHIC OMITTED]


                                    The Shepherd Street    S&P 500
                                         Equity Fund        Index
                                    --------------------   -------
Consumer Discretionary                       3.0%           10.1%
Consumer Staples                            12.6%            9.6%
Energy                                       4.2%            9.4%
Financials                                  18.0%           22.2%
Health Care                                 20.1%           12.7%
Industrials                                  7.5%           10.9%
Information Technology                      21.4%           15.3%
Materials                                    8.5%            2.9%
Telecommunication Services                   4.5%            3.5%
Utilities                                    0.0%            3.4%



                                TOP TEN HOLDINGS
                         SEPTEMBER 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

         SECURITY DESCRIPTION                      % OF NET ASSETS
         ------------------------------------      ---------------
         NovaGold Resources, Inc.                        6.1%
         Cisco Systems, Inc.                             5.4%
         Pfizer, Inc.                                    5.2%
         Johnson & Johnson                               4.8%
         Amgen, Inc.                                     4.7%
         PepsiCo, Inc.                                   4.6%
         Citigroup, Inc.                                 4.5%
         Berkshire Hathaway, Inc. - Class A              4.5%
         Capital One Financial Corporation               4.4%
         Nokia Oyj - ADR                                 4.2%

THE SHEPHERD STREET EQUITY FUND
================================================================================
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006


  SHARES  COMMON STOCKS -- 93.7%                                       VALUE
  ------                                                            -----------
          CONSUMER DISCRETIONARY -- 2.8%
  26,000  Lowe's Companies, Inc. .................................. $   729,560
                                                                    -----------

          CONSUMER STAPLES -- 11.9%
   5,000  Altria Group, Inc. ......................................     382,750
  18,175  PepsiCo, Inc. ...........................................   1,186,101
  16,000  Procter & Gamble Company (The) ..........................     991,680
  10,000  Wal-Mart Stores, Inc. ...................................     493,200
                                                                    -----------
                                                                      3,053,731
                                                                    -----------

          ENERGY -- 3.9%
 200,000  FX Energy, Inc.(a) ......................................   1,020,000
                                                                    -----------

          FINANCIALS -- 16.9%
      12  Berkshire Hathaway, Inc. - Class A(a) ...................   1,149,600
  14,500  Capital One Financial Corporation .......................   1,140,570
  23,333  Citigroup, Inc. .........................................   1,158,950
  40,000  Security Bank Corporation ...............................     904,400
                                                                    -----------
                                                                      4,353,520
                                                                    -----------
          HEALTH CARE -- 18.9%
  17,000  Amgen, Inc.(a) ..........................................   1,216,010
  19,000  Johnson & Johnson .......................................   1,233,860
  47,000  Pfizer, Inc. ............................................   1,332,920
  14,000  WellPoint, Inc.(a) ......................................   1,078,700
                                                                    -----------
                                                                      4,861,490
                                                                    -----------
          INDUSTRIALS -- 7.0%
  10,000  3M Company ..............................................     744,200
  30,000  General Electric Company ................................   1,059,000
                                                                    -----------
                                                                      1,803,200
                                                                    -----------
          INFORMATION TECHNOLOGY -- 20.1%
  15,000  Automatic Data Processing, Inc. .........................     710,100
  61,000  Cisco Systems, Inc.(a) ..................................   1,403,000
 140,000  FalconStor Software, Inc.(a) ............................   1,076,600
  50,000  Intel Corporation .......................................   1,028,500
  35,000  Microsoft Corporation ...................................     956,550
                                                                    -----------
                                                                      5,174,750
                                                                    -----------
          MATERIALS -- 8.0%
 200,000  EuroZinc Mining Corporation(a) ..........................     492,000
 100,000  NovaGold Resources, Inc.(a) .............................   1,569,000
                                                                    -----------
                                                                      2,061,000
                                                                    -----------

THE SHEPHERD STREET EQUITY FUND
================================================================================
SCHEDULE OF INVESTMENTS (CONTINUED)


  SHARES  COMMON STOCKS -- 93.7% (CONTINUED)                           VALUE
  ------                                                            -----------
          TELECOMMUNICATION SERVICES -- 4.2%
  55,000  Nokia Oyj - ADR ......................................... $ 1,082,950
                                                                    -----------

          TOTAL COMMON STOCKS (Cost $19,998,562) .................. $24,140,201
                                                                    -----------

  SHARES  CLOSED END DOMESTIC FUNDS -- 4.1%                            VALUE
  ------                                                            -----------
  11,000  iShares MSCI Emerging Markets Index Fund
             (Cost $964,667)....................................... $ 1,064,470
                                                                    -----------

  SHARES  MONEY MARKET SECURITIES -- 2.2%                              VALUE
  ------                                                            -----------
 557,578  First American Treasury Obligations Fund - Class A
             (Cost $557,578)....................................... $   557,578
                                                                    -----------

          TOTAL INVESTMENTS AT VALUE -- 100.0% (Cost $21,520,807) . $25,762,249

          LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%) .........     ( 5,251)
                                                                    -----------

          NET ASSETS -- 100.0% .................................... $25,756,998
                                                                    ===========

(a)  Non-income producing security.

ADR - American Depositary Receipt






                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006

ASSETS
 Investments in securities:
   At acquisition cost ............................................ $21,520,807
                                                                    ===========
   At market value (Note 1) ....................................... $25,762,249
 Receivable for capital shares sold ...............................       1,153
 Receivable for investment securities sold ........................     162,514
 Dividends receivable .............................................      15,096
                                                                    -----------
   TOTAL ASSETS ...................................................  25,941,012
                                                                    -----------

LIABILITIES
 Payable for capital shares redeemed ..............................       4,360
 Payable for investment securities purchased ......................     159,500
 Due to Advisor (Note 3) ..........................................      14,273
 Accrued distribution fees (Note 3) ...............................       5,256
 Other liabilities ................................................         625
                                                                    -----------
   TOTAL LIABILITIES...............................................     184,014
                                                                    -----------

NET ASSETS ........................................................ $25,756,998
                                                                    ===========

Net assets consist of:
 Common stock (500,000,000 shares ($.0001 par value)
   authorized, 1,785,143 shares outstanding) ...................... $       178
 Additional paid-in capital .......................................  21,586,148
 Accumulated undistributed net investment income ..................      16,839
 Accumulated net realized losses from security transactions .......     (87,609)
 Net unrealized appreciation on investments .......................   4,241,442
                                                                    -----------
Net assets ........................................................ $25,756,998
                                                                    ===========

Shares of common stock outstanding ................................   1,785,143
                                                                    ===========

Net asset value and offering price per share(a).................... $     14.43
                                                                    ===========


(a)  Redemption price varies based on length of time held (Note 1).







                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2006

INVESTMENT INCOME
 Dividends (Net of foreign tax of $3,616) ......................... $   338,256
                                                                    -----------

EXPENSES
 Investment advisory fees (Note 3) ................................     111,797
 Service fees (Note 3) ............................................     139,747
 Distribution fees (Note 3) .......................................      69,873
 Interest expense (Note 4) ........................................       2,033
                                                                    -----------
   Total expenses .................................................     323,450
 Expenses reimbursed by the Advisor (Note 3) ......................      (2,033)
                                                                    -----------
   Net expenses ...................................................     321,417
                                                                    -----------

NET INVESTMENT INCOME .............................................      16,839
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 Net realized gains from security transactions.....................     189,928
 Net change in unrealized appreciation/depreciation on investments.   ( 118,084)
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..................      71,844
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ........................ $    88,683
                                                                    ===========







                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                        YEAR           YEAR
                                                        ENDED          ENDED
                                                    SEPTEMBER 30,  SEPTEMBER 30,
                                                        2006           2005
                                                    ------------   ------------
FROM OPERATIONS
  Net investment income ..........................  $     16,839   $     65,318
  Net realized gains from security transactions ..       189,928        345,824
  Net change in unrealized appreciation/
    depreciation on investments ..................      (118,084)     1,270,695
                                                    ------------   ------------
Net increase in net assets from operations .......        88,683      1,681,837
                                                    ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .....................            --        (65,318)
  In excess of net investment income .............            --         (6,673)
                                                    ------------   ------------
Total distributions ..............................            --        (71,991)
                                                    ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................     2,249,958      5,472,161
  Net asset value of shares issued in reinvestment
     of distributions to shareholders ............            --         71,929
  Proceeds from redemption fees collected (Note 1)           535            465
  Payment for shares redeemed ....................    (6,390,430)    (3,068,346)
                                                    ------------   ------------
Net increase (decrease) in net assets
  from capital share transactions ................    (4,139,937)     2,476,209
                                                    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..........    (4,051,254)     4,086,055
NET ASSETS
  Beginning of year ..............................    29,808,252     25,722,197
                                                    ------------   ------------
  End of year ....................................  $ 25,756,998   $ 29,808,252
                                                    ============   ============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ..........................  $     16,839   $         --
                                                    ============   ============

CAPITAL SHARE ACTIVITY
  Sold ...........................................       157,559        387,966
  Reinvested .....................................            --          4,867
  Redeemed .......................................     ( 452,118)     ( 217,410)
                                                    ------------   ------------
  Net increase (decrease) in shares outstanding ..     ( 294,559)       175,423
  Shares outstanding at beginning of year ........     2,079,702      1,904,279
                                                    ------------   ------------
  Shares outstanding at end of year ..............     1,785,143      2,079,702
                                                    ============   ============

                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For a Share Outstanding Throughout Each Year

                                               YEAR         YEAR         YEAR        YEAR        YEAR
                                              ENDED        ENDED        ENDED       ENDED       ENDED
                                            SEPT. 30,    SEPT. 30,    SEPT. 30,   SEPT. 30,   SEPT. 30,
                                               2006        2005         2004        2003        2002
                                            --------     --------     --------    --------    --------
Net asset value at beginning of year......  $  14.33     $  13.51     $  12.03    $   9.70    $  11.23
                                            --------     --------     --------    --------    ---------
Income (loss) from investment operations:
  Net investment income (loss)............      0.01         0.04       ( 0.02)     ( 0.02)     ( 0.04)
  Net realized and unrealized gains
    (losses) on investments...............      0.09         0.82         1.50        2.35      ( 1.49)
                                            --------     --------     --------    --------    ---------
Total from investment operations..........      0.10         0.86         1.48        2.33      ( 1.53)
                                            --------     --------     --------    --------    ---------
Less distributions:
  From net investment income .............        --       ( 0.04)          --          --          --
  In excess of net investment income .....        --       ( 0.00)(a)       --          --          --
                                            --------     --------     --------    --------    ---------
Total distributions ......................        --       ( 0.04)          --          --          --
                                            --------     --------     --------    --------    ---------
Proceeds from redemption
  fees collected (Note 1) ................      0.00(a)      0.00(a)        --          --          --
                                            --------     --------     --------    --------    ---------
Net asset value at end of year ...........  $  14.43     $  14.33     $  13.51    $  12.03    $   9.70
                                           =========     ========     ========    ========    =========
Total return(b) ..........................     0.70%        6.33%       12.30%      24.02%     (13.62%)
                                           =========     ========     ========    ========    =========

Net assets at end of year (000's).........  $ 25,757     $ 29,808     $ 25,722    $ 21,145    $ 11,385
                                           =========     ========     ========    ========    =========

Ratio of total expenses to
  average net assets(c) ..................     1.15%        1.15%        1.15%       1.15%        1.15%
Ratio of net investment income
  (loss) to average net assets ...........     0.06%        0.23%      ( 0.13%)    ( 0.17%)    ( 0.33%)
Portfolio turnover rate ..................       99%          76%          87%         70%          65%

(a)  Less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent expense reimbursements by the Advisor, the ratio of net expenses to average net assets would have been 1.16% and 1.15% for the years ended September 30, 2006 and 2005, respectively. Prior to October 1, 2004 there were no expense reimbursements by the Advisor.





                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Shepherd Street Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on July 16, 1998, and currently offers one series of shares, The Shepherd Street Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940. The Fund's investment objective is growth of capital. The Fund's registration statement became effective with the Securities and Exchange Commission on October 1, 1998 and the Fund commenced operations on October 2, 1998.

The following is a summary of the Fund's significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America.

Securities valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Other assets and securities for which no quotations are readily available or for which quotations the Advisor believes do not reflect market value are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Directors. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 0.5% if redeemed within six months of the date of purchase. For the years ended September 30, 2006 and 2005, proceeds from redemption fees totaled $535 and $465, respectively.

Security transactions and investment income -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains,

THE SHEPHERD STREET EQUITY FUND
================================================================================
NOTES TO THE FINANCIAL STATEMENTS (Continued)

if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no distributions paid during the year ended September 30, 2006. The tax character of distributions paid during the year ended September 30, 2005 was ordinary income.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax  character  of  distributable  earnings  at  September  30,  2006 was as follows:
--------------------------------------------------------------------------------
Cost of portfolio investments  ................................... $ 21,576,962
                                                                   ============
Gross unrealized appreciation .................................... $  4,533,841
Gross  unrealized  depreciation ..................................     (348,554)
                                                                   ------------
Net unrealized appreciation .....................................  $  4,185,287
Capital  loss  carryforwards ....................................       (31,454)
Undistributed  ordinary income ..................................        16,839
                                                                   ------------
Total  distributable earnings ...................................  $  4,170,672
                                                                   ============
--------------------------------------------------------------------------------
The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of September 30, 2006 the Fund had a capital loss carryforward of $31,454, of which $28,164 expires September 30, 2011 and $3,290 expires September 30, 2014. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

THE SHEPHERD STREET EQUITY FUND
================================================================================
NOTES TO THE FINANCIAL STATEMENTS (Continued)

2. INVESTMENT TRANSACTIONS

During the year ended September 30, 2006, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $27,534,170 and $31,321,404, respectively.

3. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Advisory Agreement with Salem Investment Counselors, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended September 30, 2006, the Advisor received fees of $111,797 under the Advisory Agreement and voluntarily reimbursed the Fund for borrowing costs of $2,033.

The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. For the year ended September 30, 2006, the Advisor received fees of $139,747 under the Servicing Agreement. The Advisor pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1.

The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to result in the sale or retention of Fund shares. Under the Plan, the Advisor is reimbursed for distribution-related expenditures made pursuant to the Plan at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended September 30, 2006, the Advisor received payments from the Fund of $69,873.

The Fund and the Advisor are parties to mutual fund services agreements with Ultimus Fund Solutions, LLC ("Ultimus"), under which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Fund).

The Fund and the Advisor are parties to a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), under which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund.

Certain directors and officers of the Fund are directors and/or officers of the Advisor or of Ultimus.

4. BANK LINE OF CREDIT

The Fund has an unsecured $200,000 bank line of credit. Borrowings under this arrangement bear interest at a rate per annum equal to the Prime Rate at the time of borrowing. During the year ended September 30, 2006, the Fund incurred $2,033 of interest expense related to borrowings. Average debt outstanding during the year ended September 30, 2006 was $25,939. As of September 30, 2006, the Fund had no outstanding borrowings.

THE SHEPHERD STREET EQUITY FUND
================================================================================
NOTES TO THE FINANCIAL STATEMENTS (Continued)

5. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Company's officers and directors for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. CONCENTRATIONS

At September 30, 2006, the Fund has investments in excess of 10% in the Consumer Staples, Financials, Health Care and Information Technology sectors. Although the Fund has a diversified investment portfolio, these concentrations may cause the Fund to be more sensitive to economic changes or events occurring in these sectors.

7. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE SHEPHERD STREET EQUITY FUND
================================================================================
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
THE SHEPHERD STREET FUNDS, INC.
WINSTON-SALEM, NORTH CAROLINA

We have audited the accompanying statement of assets and liabilities of Shepherd Street Equity Fund, a series of shares of The Shepherd Street Funds, Inc., including the schedule of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended September 30, 2003 have been audited by other auditors, whose report dated October 23, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shepherd Street Equity Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                           /s/ Briggs, Bunting & Dougherty, LLP

                                           BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 14, 2006

THE SHEPHERD STREET EQUITY FUND
================================================================================
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS (UNAUDITED)

Overall responsibility for management of the Company rests with the Board of Directors. The Directors serve during the lifetime of the Company and until its termination, or until death, resignation, retirement or removal. The Directors, in turn, elect the officers of the Company to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following table provides information regarding each Director and executive officer of the
Company:


                                                                                       NUMBER OF
                                                POSITION(S)                            PORTFOLIOS IN FUND   OTHER
                                   LENGTH OF    HELD WITH   PRINCIPAL OCCUPATION(S)    COMPLEX OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE              TIME SERVED  COMPANY     DURING PAST 5 YEARS        BY DIRECTOR          HELD BY DIRECTOR
============================================================================================================================
*David B. Rea (age 51)             Since        President/  Investment Counselor with         1                  None
480 Shepherd Street                Sept. 1998   Director    Salem Investment
Winston-Salem, NC 27114                                     Counselors, Inc.

*William R. Watson (age  65)       Since        Director/   Investment Counselor with         1                  None
480 Shepherd Street                Sept. 1998   Vice        Salem Investment
Winston-Salem, NC 27114                         President   Counselors, Inc.


INDEPENDENT  DIRECTORS:

James T. Broyhill (age  79)**      Since        Director    Retired. Former U.S.              1             Director of BMC
1930  Virginia  Road               Sept. 1998               Congressman; former                             Fund, Inc., a
Winston-Salem,  NC  27104                                   Secretary of North Carolina                     closed-end
                                                            Department of Economic and                      management
                                                            Community Development.                          investment company.

J. Paul Breitbach (age  68)        Since        Director    Retired. Prior to January         1             Director of Old
320 Buckingham Road                May 2002                 2002, Executive Vice                            Dominion Freight
Winston-Salem,  NC  27104                                   President of Krispy Kreme                       Lines, a freight
                                                            Doughnut Corporation                            transportation
                                                                                                            company

James L. Hilmer (age 61)           Since        Director    Marketing consultant              1                  None
621  Idlewyld  Drive               May 2002
Fort Lauderdale,  FL  33301

James G. Hanes III (age 63)        Since        Director    Serves on a number of             1                  None
3920  Beechridge  Road             July 2002                community boards and is
Winston-Salem,  NC 27106                                    involved in numerous
                                                            philanthropic causes; farmer
                                                            in southern Virginia

THE SHEPHERD STREET EQUITY FUND
================================================================================
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS (UNAUDITED)
(Continued)

                              LENGTH OF         POSITION(S) HELD WITH   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE         TIME SERVED       COMPANY                 DURING PAST 5 YEARS
=======================================================================================================
EXECUTIVE OFFICERS:
Robert T. Beach (age 60) **   Since Sept. 1998  Vice President          Investment Counselor with Salem
480 Shepherd Street                                                     Investment Counselors, Inc.
Winston-Salem, NC 27114

Dale M. Brown (age 53)        Since Sept. 1998  Vice President          Investment Counselor with Salem
480 Shepherd Street                                                     Investment Counselors, Inc.
Winston-Salem, NC 27114

Jeffrey C. Howard (age 52)    Since Sept. 1998  Secretary, Treasurer    Investment Counselor with Salem
480 Shepherd Street                             and Chief Compliance    Investment Counselors, Inc.
Winston-Salem, NC 27114                         Officer

* David B. Rea and William R. Watson, as affiliated persons of the Advisor, are "interested persons" of the Company within the meaning of Section 2(a)(19) of the Investment Company Act.

**   James T. Broyhill is the father-in-law of Robert T. Beach.

Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-575-4800.

THE SHEPHERD STREET EQUITY FUND
================================================================================
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds.

A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (April 1, 2006) and held until the end of the period (September 30, 2006).

The table following illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge a front-end sales load. However, a redemption fee of 0.5% is applied on the sale of shares held for less than six months.

THE SHEPHERD STREET EQUITY FUND
================================================================================
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (Continued)

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.
--------------------------------------------------------------------------------
                                    Beginning        Ending
                                  Account Value   Account Value   Expenses Paid
                                  April 1, 2006   Sept. 30, 2006  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $  969.80         $ 5.68

Based on Hypothetical 5% Return
    (before expenses)               $1,000.00        $1,019.30         $ 5.82
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of (1.15%) for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE SHEPHERD STREET EQUITY FUND
================================================================================
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT AND
OPERATING SERVICES AGREEMENT (UNAUDITED)

The Investment Company Act of 1940 requires that the Board of Directors, including a majority of the Directors who are not interested persons of the Fund (the "Independent Directors") voting separately, annually review and approve the Investment Advisory Agreement and the Operating Services Agreement (collectively, the "Agreements") between the Fund and the Advisor. At an in-person meeting held on August 22, 2006, the Agreements were reviewed and approved by the Board of Directors. The information, material facts and conclusions that formed the basis for the Directors' decision to approve the Agreements for an additional one-year term is described below.

1. THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE ADVISOR. The Board reviewed the services being provided by the Advisor to the Fund including, without limitation, its investment advisory and administrative services since the Fund's inception, its coordination of services and distribution efforts for the Fund over the years, and its provision of officers to the Fund (including the Fund's chief compliance officer) without additional compensation. The Board considered the responsibilities of the Advisor under the Investment Advisory Agreement and the Operating Services Agreement and the Advisor's compensation under each of the Agreements. In addition, the Board reviewed the Advisor's Form ADV, discussing the background and experience of the Advisor's key investment and operating personnel. After reviewing the foregoing information, the Directors concluded that the quality, extent and nature of the services provided by the Advisor were satisfactory and adequate for the Fund.

2. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISOR. The Board compared the performance of the Fund with the performance of its benchmark index (S&P 500 Index) and comparable funds managed by other advisers over various periods ended June 30, 2006. The Board also considered the consistency of the Advisor's management of the Fund with the Fund's investment objective and policies, the long-term performance of the Fund and the Fund's Morningstar ratings. The Board considered the Fund's recent underperformance and the Advisor's rationale for such performance. The Board concluded that the long-term investment performance of the Fund and the Advisor was satisfactory.

3. THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUND. The Board considered the Advisor's staffing, personnel and methods of operations; the financial condition of the Advisor and the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset levels of the Fund; and the overall expenses of the Fund. The Board reviewed the rate of the advisory fee paid by the Fund under the Investment Advisory Agreement and compared it to the average advisory fee ratios of similar mutual funds as reported

THE SHEPHERD STREET EQUITY FUND
================================================================================
BOARD REVIEW OF INVESTMENT  ADVISORY  AGREEMENT AND
OPERATING SERVICES AGREEMENT (UNAUDITED) (Continued)

     by Morningstar, Inc. The Board also reviewed information that compared the total operating expense ratio of the Fund with average expense ratios of representative funds, noting that the Fund's overall expense ratio (1.15%) is below the average expense ratio (1.26%) and median expense ratio (1.20%) for funds categorized by Morningstar as large-cap growth funds. The Board also reviewed comparative information on large-cap growth funds with less than $50 million in net assets, finding that the Fund's overall expense ratio (1.15%) is well below the average expense ratio (1.48%) and median expense ratio (1.34%) for funds with assets of this level. The Board took into account the Fund's "unified" fee structure, whereby the Fund pays the Advisor a fee for its administration services and a fee for its advisory services and the Advisor is responsible for paying the Fund's operating expenses. The Board discussed the Advisor's analysis of its revenues and expenses with respect to the Fund for the past six calendar years and for the first six months of 2006, noting that most of the expenses included in this analysis are directly related to the Advisor's provision of services to the Fund, but that a few expenses, most notably salary expense, represent a reasonable allocation of indirect costs. The Board recognized that the Advisor is realizing a small profit with respect to its services to the Fund, but noted that the Advisor has incurred significant losses over the life of the Fund. The Board also reviewed a recent balance sheet of the Advisor, which was provided by the Advisor in order to indicate its financial viability.

     The Board also discussed the Fund's brokerage arrangements, noting that the Advisor has not entered into any "soft dollar" arrangements for research or other services. The Board reviewed the indirect benefits accruing to the Advisor from the Investment Advisory Agreement, noting that the Advisor likely receives increased exposure and improved verifiability of its investment results as a result of managing the Fund. The Board determined that the value of these benefits is very difficult to quantify.

     After  consideration  and  discussion  of  the  foregoing,   the  Directors
     concluded that the fees paid to the Advisor by the Fund were fair and reasonable.

4. THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER ADVISORY FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFITS OF THE FUND'S INVESTORS. The Board considered the Fund's unified fee structure, which limits the Fund's expenses. The Board noted that in past years the Advisor effectively received no management fee or less than its full management fee because it was paying the Fund's operating expenses under the unified fee structure. The Board discussed that, while the Fund does not have specific fee breakpoints at higher asset levels, the Fund's fees at its current asset levels were lower than the Fund's overall category average, even though the average includes many funds that are substantially larger than the Fund. The Board

THE SHEPHERD STREET EQUITY FUND
================================================================================
BOARD REVIEW OF INVESTMENT  ADVISORY  AGREEMENT AND
OPERATING SERVICES AGREEMENT (UNAUDITED) (Continued)

     further noted that the Advisor had suggested and voluntarily agreed to lower the amount of the unified fee several years ago and that, if the Fund begins to grow in assets, it may become necessary for the Advisor to consider adding fee breakpoints to the Investment Advisory Agreement and/or the Operating Services Agreement. The Board concluded that the Fund's fee arrangements with the Advisor, while not specifically reducing at higher asset levels, nevertheless were structured for the benefit of stockholders, particularly if the Fund's assets were to unexpectedly drop precipitously.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Directors, including a majority of Independent Directors, concluded that the Fund's Agreements with the Advisor are fair and reasonable, and that the renewal of the Agreements was in the best interests of the Fund and its shareholders.

                              INVESTMENT ADVISOR:
                       Salem Investment Counselors, Inc.
                              480 Shepherd Street
                      Winston-Salem, North Carolina 27103

                             SHAREHOLDER SERVICES:
                          Ultimus Fund Solutions, LLC
                         225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                                 1-888-575-4800

                                 LEGAL COUNSEL:
                            Kilpatrick Stockton LLP
                              3737 Glenwood Avenue
                                   Suite 400
                               Raleigh, NC 27612

   A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-575-4800, or on the Securities and
     Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-575-4800, or on the SEC's website at http://www.sec.gov.

  The Company files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-575-
  4800. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is J. Paul Breitbach. Mr. Breitbach is "independent" for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $11,000 and $11,000 with respect to the registrant's fiscal years ended September 30, 2006 and 2005, respectively.

     (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

     (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $1,500 and $1,000 with respect to the registrant's fiscal years ended September 30, 2006 and 2005, respectively. The services comprising these fees are the preparation of the registrant's federal and state income tax and federal excise tax returns.

     (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

     (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     (e)(2)  None of the services described in paragraph (b) through (d) of this
             Item   were   approved   by   the  audit   committee   pursuant  to
             paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) During the fiscal years ended September 30, 2006 and 2005, aggregate non-audit fees of $1,500 and $1,000, respectively, were billed by the registrant's accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

     (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto



Exhibit 99.CODE ETH      Code of Ethics

Exhibit 99.CERT          Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT       Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)    The Shepherd Street Funds, Inc.
             -----------------------------------------------



By (Signature and Title)*    /s/ David B. Rea
                             -------------------------------
                             David B. Rea, President

Date          December 4, 2006
     ------------------------------------------





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*    /s/ David B. Rea
                             -------------------------------
                             David B. Rea, President

Date          December 4, 2006
     ------------------------------------------





By (Signature and Title)*    /s/ Jeffrey C. Howard
                             -------------------------------
                             Jeffrey C. Howard, Treasurer

Date          December 4, 2006
     ------------------------------------------

* Print the name and title of each signing officer under his or her signature.